UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 26, 2009

TERADYNE, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-06462	04-2272148
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Riverpark Drive, North Reading, MA	01864
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 370-2700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 28, 2009, Teradyne, Inc. (“Teradyne”) issued a press release regarding its financial results for the fourth quarter and fiscal year ended December 31, 2008. Teradyne’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.05	Costs Associated with Exit or Disposal Activities.

On January 28, 2009, Teradyne announced actions it has or will be taking as part of the Company’s ongoing efforts to lower expenses and the cost structure in light of the industry wide continued decline in orders for semiconductor production equipment. The actions include:

•

A worldwide reduction in workforce of approximately 500 employees. Teradyne will begin notifying affected employees on January 29, 2009. The terminations are expected to be completed by the end of the first quarter of 2009, and to result in an estimated total severance charge of approximately $25 million that will be expensed in the first quarter of 2009, of which approximately $8 million will be paid in the first quarter of 2009, approximately $10 million will be paid in the second quarter of 2009 and approximately $7 million will be paid in the third quarter of 2009.

•	A temporary 10% pay cut for all employees earning above a designated annual salary level. This temporary salary reduction shall take effect for US employees on February 1, 2009.

In addition to these actions, the Compensation Committee and the Board of Directors (“Board”) of Teradyne approved on January 26-27, 2009, a further temporary reduction in the annual base salaries of its executive officers including the Chief Executive Officer (CEO) commencing February 1, 2009. These reductions are in addition to earlier reductions which were implemented on October 1, 2008. On January 27, 2009, the Board also approved a further temporary reduction in the annual cash retainers for non-employee directors effective April 1, 2009. These reductions are in addition to earlier reductions which were implemented on January 1, 2009.

When compared to the 2008 executive officer annual base salaries, the effect of the two reductions is that the annual base salary of the CEO and President of Teradyne has been decreased by 15% from its 2008 level and the annual base salaries of the other executive officers have been decreased by 10% from their respective 2008 levels.

When compared to the 2008 annual cash retainers for non-employees directors, the effect of the two reductions is that the annual cash retainer for all non-employee directors, including the Chair, has been decreased by 15% from its 2008 level.

The reduced annual base salaries and annual cash retainer amounts are set forth in Exhibits 99.2 and 99.3, respectively, to this Current Report on Form 8-K. These reductions shall remain in place until otherwise determined by the Compensation Committee and/or Board of Directors, as appropriate.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e) Executive Compensation – Form of Agreement for Stock Option Awards

In connection with the grant of non-statutory stock options to executive officers under the 2006 Equity and Cash Compensation Incentive Plan (“2006 Plan”), the Compensation Committee and the Board of Directors of Teradyne approved on January 26-27, 2009, the agreement form for non-statutory stock option grants for executive officers, including the CEO (“Executive Officer Stock Option Grant Agreement”) pursuant to which stock option awards will be granted to the executive officers, including the CEO under the 2006 Plan.

Under the terms of the Executive Officer Stock Option Grant Agreement, stock option awards to executive officers, including the CEO, will vest over a four year period, with 25% of the total award vesting on the first and each of the three subsequent anniversaries of the grant date. The executive officers receiving stock option awards will not have any right in, to or with respect to any shares which may be issuable under the award until the issuance of shares upon exercise of the option.

The above description of the Executive Officer Stock Option Grant Agreement is not a complete description of all terms and conditions of the Executive Officer Stock Option Grant Agreement and is subject to and qualified in its entirety by the form of the Executive Officer Stock Option Grant Agreement filed as Exhibit 99.4 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 28, 2009.

99.2	Reduced annual base salaries of executive officers, effective February 1, 2009.

99.3	Reduced annual cash retainer amounts for non-employee directors, effective April 1, 2009.

99.4	Form of Executive Officer Stock Option Grant Agreement under the 2006 Equity and Cash Compensation Incentive Plan

Safe Harbor Statement

This Form 8-K contains statements regarding the work force reductions and total estimated severance charges which are “forward-looking statements” as defined under Section 21E of the Securities Exchange Act of 1934. Such statements are based on the current assumptions and expectations of Teradyne’s management and are neither promises nor guarantees but involve risks and uncertainties, both known and unknown, that could cause actual results to differ materially from those discussed in the forward-looking statements. There can be no assurance that management’s expectations or forward looking statements will be achieved. Important factors that could cause actual results to differ materially from those presently expected include: difficulties by management in successfully implementing the reduction plan, unanticipated delays in the implementation of the reduction plan, unanticipated costs and expenses relating to the implementation of the reduction plan, conditions affecting the markets in which Teradyne operates including the current slowdown and adverse changes in the global economy and other events, factors and risks previously and from time to time disclosed in our filings with the Securities and Exchange Commission, including, but not limited to the “Risk Factors” section of Teradyne’s annual report on Form 10-K for the year ended December 31, 2007 and Teradyne’s quarterly report on Form 10-Q for the period ended September 28, 2008. The “forward-looking statements” included herein are made only as of the date of publication and Teradyne undertakes no obligation to update the information set forth in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TERADYNE, INC.

Dated: January 28, 2009	By:	/s/ Gregory R. Beecher
	Name:	Gregory R. Beecher
	Title:	V.P., Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated January 28, 2009.

99.2	Reduced annual base salaries of executive officers, effective February 1, 2009.

99.3	Reduced annual cash retainer amounts for non-employee directors, effective April 1, 2009.

99.4	Form of Executive Officer Stock Option Grant Agreement under the 2006 Equity and Cash Compensation Incentive Plan